United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Apollo Commercial Real Estate Finance, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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APOLLO COMMERCIAL REAL ESTATE FINANCE, INC.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 12, 2016
Offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019
This communication presents only an overview of the more complete We encourage proxy materials you to access that are and available review to all you of on the the important Internet. information contained in the proxy materials before voting. The Proxy Statement and Annual Report on Form 10-K are available at www.viewproxy.com/apolloreit/2016 If you want to receive a paper or e-mail copy of these documents, copy. you must Please request make one. your There request is no for charge a copy to as you instructed for requesting below on a or before April 28, 2016 to facilitate timely delivery.
Important Company’s information proxy materials, regarding instructions the Internet for accessing availability your of proxy the or materials e-mail and copies voting of online your proxy and instructions materials are for requesting provided on paper the reverse side of this Notice.
STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.
To the Stockholders of APOLLO COMMERCIAL REAL ESTATE FINANCE, INC.
Notice is hereby given that the Annual Meeting of Stockholders of Apollo Commercial Real Estate Finance, Inc. will be held on May 12, 2016 at 9:00 a.m. Eastern Daylight Time at the Offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019 for the following purposes:
1. Election of Directors.
(01) Jeffrey M. Gault (02) Mark C. Biderman (03) Robert A. Kasdin (04) Eric L. Press (05) Scott S. Prince (06) Stuart A. Rothstein (07) Michael E. Salvati
2. Ratification of the appointment of Deloitte & Touche LLP as Apollo Commercial Real Estate Finance, Inc.’s independent registered public accounting firm for the 2016 fiscal year.
3. Approval, on an advisory basis, of the compensation of Apollo Commercial Real Estate Finance, Inc.’s named executive officers, as more fully described in the 2016 Proxy Statement.
Transaction of such other business as may properly come before the Annual meeting or any postponements or adjournments thereof.
The Board of Directors recommends a vote FOR all the nominees listed under Proposal 1 and FOR Proposals 2 and 3.
The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.
Material for this annual meeting and future meetings may be requested by one of the following methods:
INTERNET
TELEPHONE
E-MAIL
To view your proxy materials online, go to www.viewproxy.com/apolloreit/2016/
Have the 11 digit control number available when you access the website and follow the instructions.
877-777-2857 TOLL FREE
requests@viewproxy.com
* If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.
You must use the 11 digit control number located in the box below.
CONTROL NO.

APOLLO COMMERCIAL REAL ESTATE FINANCE, INC.
Offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019
The following proxy materials are available to you for review at: www.viewproxy.com/apolloreit/2016/ Proxy Statement 2015 Annual Report to Stockholders
ACCESSING YOUR PROXY MATERIALS ONLINE
Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.
You must reference your control number to vote by Internet or request a paper copy of the proxy materials.
You May Vote Your Proxy When You View The Materials On The Internet You Will Be Asked To Follow The Prompts To Vote Your Shares
Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.
REQUESTING A PAPER COPY OF THE PROXY MATERIALS
By telephone please call 1-877-777-2857 or
By logging onto http://www.viewproxy.com/apolloreit/2016/ or By email at: requests@viewproxy.com
Please include the company name and your control number in the subject line.